MARKETOCRACY FUNDS

                        The Marketocracy ChangeWave Fund
                    The Marketocracy Medical Specialist Fund
                      The Marketocracy Technology Plus Fund
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                            April 6, 2001 Supplement
                                     to the
           Statement of Additional Information dated December 22, 2000



The Statement of Additional Information is amended as follows:

Page B-6

Under the heading "Investments, Policies and Risks" the paragraph entitled "Money Market Funds" is replaced by the following:



                  MONEY MARKET FUNDS. Subject to the limits prescribed by the 1940 Act, each Fund may invest a portion of its assets in money market investment companies. For example, the Funds' cash balances are often invested at the end of each day in a money market fund advised by an affiliate of the Funds' transfer agent. Investment in a money market investment company involves payment of such company's pro rata share of advisory and administrative fees charged by such company, in addition to those paid by a Fund.